SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 1999

                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-65215                  43-1758633
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


4435 Main Street, Suite 500, Kansas City, Missouri               64111
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (816) 932-4960


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99 Computational Materials Relating to Block Mortgage Finance Asset Backed Certificates, Series 1999-2.







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BLOCK MORTGAGE FINANCE, INC., as
                               Registrant

Date:  October 19, 1999        By: /s/ Bret G. Wilson
                                   ----------------------------
                                   Bret G. Wilson, President